SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

MOBETIZE CORP.

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(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing is calculated and state how it was determined.):

__________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)   Total Fee Paid:

__________________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

__________________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)    Filing Party:

__________________________________________________________________________________

4)    Dated Filed:

__________________________________________________________________________________

MOBETIZE CORP.

205 – 8105 Birch Bay Square St.

Blaine, Washington 98230

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDERS MEETING

April __, 2017

To the Stockholders of Mobetize Corp:

The  attached  Information  Statement  is  being  delivered  by  Mobetize  Corp.  (“Company”)  in  connection

with   stockholder   approval   to   consolidate   the   Company’s   issued   and   outstanding   common   shares

(“Common  Stock”)   on  a  one  for  one  hundred  (1/100)  basis  (“Reverse  Split”),  amend  the  Company’s

Articles  of  Incorporation  (“Articles”)  to  decrease  the  number  of  authorized  shares  of   Common  Stock

from five hundred and twenty-five million (525,000,000) shares par value $0.001 to two hundred and fifty million  (250,000,000)  shares  par  value  $0.001  and  to  amend  the  Company’s  Articles  to  decrease  the

number   of   authorized   preferred   shares   (“Preferred   Stock”)   from   two   hundred   and   fifty   million

(250,000,000)  shares  par  value  $0.001  to  seventy-five  million  shares  (75,000,000)  par  value  $0.001

(“Amendments”)  with  no  change  in  the  number  of  designated  or  outstanding  Series  A  preferred  shares

(“Series A Preferred) or Series B preferred shares (“Series B Preferred”).

On  April  7,  2017  (“Record  Date”),  those  stockholders  with  a  majority  of  the  outstanding  votes  being holders of designated Series A Preferred and Series B Preferred, which shares are entitled to vote together

with   the   common   as   a   single   class   (“Consenting   Stockholders”),   executed   a   written   consent   in

accordance  with  the  provisions  set  forth  in  Title  7,  Chapter  78,  §320  of  Nevada  Revised  Statutes

(“NRS”),   and  Article  II,  §12  of  the  Company's  amended  and  restated   Bylaws  to  approve  the  Reverse

Split and adopt the Amendments.

This  Information  Statement  is  first  being  mailed  to  the  Company’s  stockholders  on  or  about  April  20,

2017.  We  expect  that  the  Reverse  Split  and  the  Amendments  will  become  effective  on  or  after  May  12,

2017 (“Effective Date”).

This  letter  and  the  accompanying  Information  Statement  are  being  delivered   to  you  in  accordance  with

Title  7, Chapter  78,§320,  §350,  §370  and  §390  of  the NRS,  Article II,  §12  of  the Company's  Bylaws  and

§14(c)   of   the   Securities   Exchange   Act   of   1934,   as   amended   (“Exchange   Act”).   The   Information

Statement describes the Reverse Split and the Amendments.

.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US

A PROXY

The  dissenter’s  rights  and  appraisal  provisions  of  Title  7  Chapter  78  of  the NRS  are  not  applicable  to  the matters  disclosed  in  this  Information  Statement.  Accordingly,  there  are  no  stockholder  dissenters’  or appraisal rights in connection with any of the matters discussed in this Information Statement.

Thank you for your continued interest in and support of Mobetize Corp.

By Order of the Board of Directors

________________________

Ajay Hans, Chief Executive Officer

MOBETIZE CORP. INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION

WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US

A PROXY.

INTRODUCTION

This Information Statement is being furnished to the stockholders  of Mobetize, a Nevada corporation (the

“Company,”  “we”,  “us”  or  “our”),  to  advise  them  of  the  corporate  actions  that  have  been  authorized  by the  Board  of  Directors  and  the  written  consent  of  the  holders  of  more  than  57%  of  the  voting  power

(“Consenting  Stockholders”)  of  the  Company’s  outstanding  capital  stock  as  of  the  record  date  April  7,

2017  (“Record  Date”).  These  actions  are  being  taken  without  notice,  meetings  or  votes  in  accordance

with  the   Nevada  Revised  Statutes   (“NRS”)   Title  7  Chapter   78   §320,   §350,  §370  and  §390.   This

Information Statement is being mailed to the stockholders of the Company on April __, 2017.

On  April  7,  2017  (“Record  Date”),  our  Board  of  Directors  approved  and  recommended  stockholder approval of the following matters:

(i)

consolidation of the Company’s issued and outstanding common shares  (“Common Stock”) on a one for one hundred (1/100) basis (“Reverse Split”);

(ii)

amending  the   Company’s   Articles   of   Incorporation  (“Articles”)   to   decrease   the   number   of

authorized  shares  of  Common  Stock  from  five  hundred  and  twenty-five  million  (525,000,000)

shares  par  value  $0.001  to  two  hundred  and  fifty  million  (250,000,000)  shares  par  value  $0.001;

and

(iii)

amending the Company’s  Articles  to  decrease the  number  of authorized  shares  of  preferred  stock

(“Preferred Stock”) from two hundred and fifty million (250,000,000) shares par value $0.001 to seventy-five  million  shares  (75,000,000)  par  value  $0.001  (“Amendments”)  with  no  change  in

the   number   of   designated   or   outstanding   shares   of   Series   A   Preferred   Stock   (“Series   A

Preferred”) or Series B Preferred Shares (“Series B Preferred”).

Resolution  (i)  is  referred  to  herein  as  the  “Reverse  Split”  and  resolutions  (ii)  and  (iii)  are  collectively referred to herein as the “Amendments”.

The  Record  Date  for  purposes  of  determining  the  Stockholders  entitled  to  vote  and  to  whom  this

Information Statement is to be sent is April 7, 2017.

On the Record Date we had 23,450,233 shares of Common Stock, 4,565,000 shares of Series A Preferred,

and  12,970,648  shares  of  Series  B  Preferred  outstanding.  The  outstanding  Preferred  Stock  is  entitled  to vote with the outstanding Common Stock as a single class.

On  the  Record  Date,  82,070,881  votes  were  entitled  to  vote  on  the  Reverse  Split  and  the  Amendments,

with each share of Common Stock entitled to one (1) vote, each share of Series A Preferred entitled to ten

(10) votes and each share of Series B Preferred entitled to one (1) vote.

The  Reverse  Split  and  the  Amendments  were  approved  by  the  Consenting  Stockholders  by  written consent.  The  Consenting  Stockholders  held  a  majority  of  the  outstanding  voting  shares  on  the  Record

Date or approximately 57.41% of the total number of votes entitled to participate in the approval.

No Vote Required

We  will  not  be  holding  an  extraordinary  meeting  of  stockholders  to    consider  the  Reverse  Split  and

Amendments  as  none  is  required  under  Title  7,  Chapter  78  §320  of  the  NRS  as  the  actions  to  be  taken have been approved by the those stockholders holding a majority of the outstanding votes. We decided to seek written consent in order to eliminate the cost and delay involved in holding an extraordinary meeting of our stockholders.

No Appraisal Rights or Dissenter’s Provisions

The  Company’s  stockholders  have  no  rights  under  the  NRS,  the  Company’s  Articles,  or  its  Bylaws  to

seek appraisal rights or to dissent from the adoption of the Reverse Split and the Amendments.

Interests of Certain Parties in or Opposition to the Matters to be Acted Upon

None  of  the  following  persons  has  any  substantial  interest,  direct  or  indirect,  by  security  holdings  or otherwise in any matter to be acted upon:

1.    any  director  of  officer  of  our  Company  since  March  31,  2016,  being  the  commencement  of  our last completed fiscal year;

2.    any proposed nominee for election as a director of our Company; and

3.    any associate or affiliate of any of the foregoing persons.

The  shareholdings  of  our  directors  and  officers  are  set  forth  below  in  the  section  entitled  “Security

Ownership  of  Certain  Beneficial  Owners  and  Management.”  No  director  has  advised  us  that  he intends to oppose the Reverse Split or the Amendments.

Householding of Stockholder Materials

We  may deliver  only one  copy of  this  Information  Statement  to  multiple  stockholders  sharing  a  common address.  If  requested  by  phone  or  in  writing,  we  will  promptly  provide  a  separate  copy  to  a  stockholder sharing an address with another stockholder. Requests by phone should be directed to our Chief Executive

Officer at (778) 588-5563, and requests in writing should be sent to:

Mobetize Corp.

Attention Chief Executive Officer

#205 – 8105 Birch Bay Square Street

Blaine

Washington 98230

Stockholders  sharing  an  address  who  currently  receive  multiple  copies  and  wish  to  receive  only  a  single copy should contact their broker or send a signed, written request to us at the above address.

Effective Date

Pursuant to Rule 14c-2   of the Exchange  Act, the Reverse  Split and the Amendments   will  not  be effected

until at least twenty (20) calendar days after this  Information Statement is  sent or given to the Company’s stockholders.  We  anticipate  that  the  Reverse  Split  and  Amendments  will  become  effective  on  or  after

May 12,  2017  (“Effective  Date”),  upon  notification  to  FINRA  and  the  acceptance  of  requisite  filings  by the Nevada Secretary of State.

Delivery of Notice

Title  7,  Chapter  78  §370  of  the  NRS  mandates  that  if  a  written  consent  is  signed  by  less  than  the unanimous  consent  of  all  stockholders  entitled  to  vote,  we  must  give  notice  of  the  actions  taken  to  all stockholders  who  were  entitled  to  vote  but  who  have  not  consented  to  the  actions.  This  Information

Statement is intended to provide you with the required notice.

Outstanding Voting Securities

Our  authorized  capital  stock  consisted  of  525,000,000  shares  of  Common  Stock  par  value  $0.001,  of which  23,450,233  shares  are  outstanding,  250,000,000  shares  of  Preferred  Stock  of  which  4,565,000

shares   of   Series  A   Preferred   were   outstanding,   and   12,970,648  shares   of   Series   B   Preferred   were

outstanding  on  the  Record  Date.  Outstanding  shares  of  Series  A  Preferred  and  Series  B  Preferred  are

entitled to vote with outstanding shares of Common Stock as a single class. On of the Record Date, a total of  82,070,881  votes  were  entitled  to  vote  on  the  the  Reverse  Split  and  the  Amendments.  Each  share  of

Common  Stock  is  entitled  to  one  (1)  vote,  each  share  of  Series  A  Preferred  is  entitled  to  ten  (10)  votes and each share of Series B Preferred is entitled to one (1) vote

REVERSE SPLIT (Resolution (i))

On  April  7,  2017,  the  Company’s  Board  of  Directors  and  the  Consenting  Stockholders  approved  the

Reverse Split of the Company's Common Stock on a one (1) for one hundred (100) basis.

The  Reverse  Split  will  be  effected  in  coordination  with  notice  to  FINRA  and  the  Company’s  transfer agent  of corporate  action  on  a  certain  date  (“Effective Date”).  On the  Effective Date  the holder  for  every

100  shares  of  Common  Stock  will  be  entitled  to  one  share  of  Common  Stock.  The  Reverse  Split  will  not result  in  a  change  in  the  par  value  of  the  Common  Stock.  Rather  than  cause  the  creation  of  fractional shares  of  Common  Stock,  if  a  stockholder  would  otherwise  be  entitled  to  receive  a  fractional  share,  such stockholder  will  be  entitled  to  receive  a  whole  share.  The  Reverse  Split  will  occur  automatically  on  the

Effective  Date  without  any  action  on  the  part  of  stockholders  and  without  regard  to  the  date  certificates representing shares of Common Stock that are physically surrendered for new certificates.

Based  on  the  number  of  shares  of  Common  Stock  issued  and  outstanding,  immediately  following  the

Reverse  Split  the  Company  will  have  approximately  234,502  shares  of  Common  Stock  par  value  $0.001 outstanding  (without  giving  effect  to  rounding  up  for  fractional  shares).  Stockholders  will  hold  the  same percentage interest in the Common Stock on the Effective Date as they held prior to the Reverse Split, but their interest  will be represented by one-one hundredth  as many shares. All  outstanding options,  warrants,

notes,  debentures  and  other securities  entitling  their  holders  to  purchase  shares  of  Common  Stock will  be adjusted as a result of the Reverse Split. The conversion ratio for each instrument will be reduced, and the exercise  price,  if  applicable,  will  be  increased,  in  accordance  with  the  terms  of  each  instrument  and  the ratio of the Reverse Split.

The  Board  of  Directors  reserves  the  right,  notwithstanding  the  Consenting  Stockholders  approval  and without  further  action  by stockholders,  to  elect  not  to  proceed  with  the  Reverse  Split  if it  determines  that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Reasons for the Reverse Split

Condition to Lead Investor Financing

The Company has financed operations to date from the proceeds of private  placements of Common  Stock and  Series  B  Preferred,  the  exercise  of  warrants,  the  issuances  of  convertible  debentures,  and  advances from directors and stockholders. Our business plan anticipates increases in operating expenses and capital expenditures  over  the  next  twelve  months  in  relation  to  product  development,  research  and  development and marketing.  Despite our expectations, we had no agreements to obtain funds through bank loans, lines of  credit  or  any  other  sources.  Since  we  had  no  financing  committed,  the  prospect  of  being  unable  to secure financing to continue as a viable business was a vital concern to our Board of Directors.

On  March  29,  2017,  we  acted  to  preserve  and  grow  our  business  by  entering  into  a  Lead  Investor

Agreement  that  committed  certain  investors  to  subscribe  to  a  private  placement  offering.  For  us  to

incentivize   investment   a   condition   of   the   agreement   was   that   in   the   event   the   offering   was   fully

subscribed that the Company would effect a reverse split of its Common Stock on a 1/100 basis. On April

3,  2017,  the  Company announced  that  the  offering  was  fully subscribed  and  as  a  result  it  was  committed to effect the Reverse Split.

Increased Share Price

The Reverse Split may set our stock price to a level that we believe would be more consistent with similar companies  in  our  technology  space.  The  resultant  stock  price  may  also  meet  investing  guidelines  for certain  institutional  investors  and  investment  funds  that  are  currently  prevented  from  investing  in  our

Common Stock.

We  believe  that  the  current  per  share  price  level  of  our  Common  Stock  has  reduced  the  effective marketability of  our  stock  because  many leading  brokerage  firms  are  reluctant  to  recommend  low  priced stock  to  their  clients.  Some  investors  view low  priced  stock  as  unattractive  because  of the  greater  trading volatility  sometimes  associated  with  these  stocks.  In  addition,  a  variety  of  brokerage  house  policies  and practices  relating  to  the  payment  of  brokerage  commissions  make  the  handling  of  low  priced  stocks unattractive to brokers from an economic standpoint.

Our stockholders may also benefit from relatively lower trading costs associated with a higher stock price.

Many  investors  pay  commissions  based  on  the  number  of  shares  traded  when  they  buy  or  sell  our

Common Stock. If our stock price increases, such investors would pay lower commissions to trade a fixed dollar amount of our stock than they would if our stock price were lower.

For  the  above  reasons,  the  Company  believes  that  the  Reverse  Split  is  in  the  best  interests  of  both  the

Company and its stockholders. The Company expects that after the Reverse Split, the Common Stock will trade at  a price  significantly higher  than its current market  price.  However, the Company cannot give  any assurance that it will trade at one hundred times the market price after the Reverse Split.

Certain Risks Associated with the Reverse Split

The Reverse Split could result in a significant devaluation of the Company’s market capitalization and the trading price of its Common Stock

Although  the  Board  of  Directors  expects  that  the  Reverse  Split  will  result  in  an  increase  in  the  market price  of  the  Common  Stock,  it  cannot  assure  you  that  the  market  price  will  increase  in  proportion  to  the reduction  in  the  number  of  shares  outstanding  or  result  in  a  permanent  increase  in  the  market  price.

Accordingly, the total market capitalization of the Company after the Reverse Split may be lower than the total  market  capitalization  before  the  Reverse  Split  and,  in  the  future,  the  market  price  of  the  Common

Stock may not exceed or remain higher than the market price prior to the Reverse Split.

The  effect  of  the  Reverse  Split  upon  the  market  price  of  our  Common  Stock  cannot  be  predicted  with  any certainty, and the history of similar reverse splits for companies in similar circumstances to ours is varied

The  market  price  of  the  Common  Stock  is  dependent  on  many  factors,  including  our  business  and financial  performance,  general  market  conditions,  prospects  for  future  success  and  other  factors  detailed from  time  to  time  in  the  reports  we  file  with  the  Securities  &  Exchange  Commission  (“Commission”).

Once  the  Reverse  Split  is  implemented,  the  market  price  for  our  Common  Stock  may  decline.  The percentage  of decline as  an  absolute number  and  as  a percentage  of  our  overall  market  capitalization may then be greater than would have occurred in the absence of the Reverse Split.

The Reverse Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell

The  Reverse  Split  may  result  in  some  stockholders  owning  “odd  lots”  of  less  than  100  shares  of  our

Common  Stock  on  a  post-split  basis.  These  odd  lots  may  be  more  difficult  to  sell,  or  require  greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The Reverse Split may not generate additional investor interest

While  the  Board  of  Directors  believes  that  a  higher  stock  price  may  generate  investor  interest,  there  can be  no  assurance  that  the  Reverse  Split  will  result  in  a  per  share  price  gain  that  will  attract  institutional investors  or  investment  funds  or  that  such  stock  price  will  satisfy the  investing  guidelines  of  institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

The  reduced  number  of  shares  of  Common  Stock  resulting  from  the  Reverse  Split  could  adversely  affect the liquidity of our Common Stock

Although  the  Board  of  Directors  believes  that  the  decrease  in  the  number  of  shares  of  Common  Stock outstanding  as  a  consequence  of  the  Reverse  Split  and  an  anticipated  increase  in  the  market  price  of  our

Common  Stock  could  encourage  market  interest  and  promote  greater  liquidity,  such  liquidity  could  also be adversely affected by the reduced number of shares outstanding.

Effects of the Reverse Split

Effect on Authorized and Outstanding Shares

We   intend   to   amend   our   Articles   to   authorize   us   to   issue   up   to   two   hundred   and   fifty   million

(250,000,000)  shares  of  Common  Stock  (see  Resolution  (ii)  Amendments).  Upon  effectiveness  of  the

Reverse Split and the Amendments, the number of authorized shares of Common Stock that are not issued or  outstanding  will  decrease  despite  the  Reverse  Split  since  adoption  of  the  Amendments  will  decrease the number of authorized and available shares available for issuance.

Effect on Existing Holders of Common Stock

On  the  Effective  Date,  each  holder  of  Common  Stock  will  own  a  lesser  number  of  shares  of  Common

Stock. The Reverse Split  will affect all  holders of Common Stock uniformly but will  not  affect  holders of

Series  A  Preferred  or  Series  B  Preferred.  The  proportionate  voting  rights  of  Common  Stock  holders  will immediately decrease while the proportionate voting rights of Preferred Stock holders  will increase. Each

Common Stock holders’ ownership interest in the Company will  decrease on the Effective Date while the ownership of each Preferred Stock holder will proportionately increase. Future prospective conversions of

Preferred  Stock  into  Common  Stock  will  have  a  dilutive  effect  on  holders  of  Common  Stock  further decreasing  their  ownership  interests.  The  number  of  stockholders  of  record  will  not  be  affected  by  the

Reverse  Split  as  the  Company will  issue  one  (1)  whole  share  of Common  Stock for  any fractional  shares that might result coincident with the Reverse Split.

Effect on Outstanding Stock Awards; Stock Plans

The  Reverse  Split  will  affect  outstanding restricted  stock awards,  restricted  stock warrants  and  options  to purchase  our  Common  Stock.  The  Reverse  Split  will  also  reduce  the  number  of  stock  options  issuable under  the  2015  Stock  Option  Plan.  The  per  share  exercise  price  of  all  outstanding  option  awards  will  be increased  proportionately  and  the  number  of  Common  Stock  shares  issuable  upon  the  exercise  of  all outstanding  option  awards  and  the  vesting  of  unvested  restricted  stock  will  be  decreased  proportionately.

These  adjustments  will  result  in  approximately  the  same  aggregate  exercise  price  being  required  to  be paid  for  all  outstanding  option  awards  upon  exercise,  although  the  aggregate  number  of  shares  issuable upon exercise of such option awards will be reduced proportionately.

No Going Private Transaction

Notwithstanding  the  decrease  in  the  number  of  outstanding  shares  of  Common  Stock  following  the

Reverse  Split,  our  Board  of  Directors  does  not  intend  for  this  transaction  to  be  the  first  step  in  a  “going private  transaction”  within  the  meaning  of  Rule  13e-3  of  the  Exchange  Act.  As  of  April  7,  2017,  we  had

47 Common Stock holders of record. Accordingly, we expect to continue to have over 47 Common Stock record holders following the Reverse Split.

Accounting Consequences

The  par  value  per  share  of  our  Common  Stock  will  remain  unchanged  at  $0.001  per  share  after  the

Reverse  Split.  As  a  result,  on  the  Effective  Date,  the  stated  capital  on  the  Company’s  balance  sheet attributable  to  our  Common  Stock  will  be  decreased  proportionately  from  its  present  amount,  and  the

additional  paid  in  capital  account  will  be  credited  with  the  amount   by  which  the  stated  capital  is

decreased.  Per  share  Common  Stock  net  income  or  loss  and  net  book  value  will  increase  because  there will be fewer shares of Common Stock outstanding.

Registered Certificated Shares

Registered stockholders  hold their shares of Common Stock in certificate form or book entry form.  If any of  your  shares  of  Common Stock  are  held  in  certificate form,  you  will  receive  a  letter  of  transmittal  from the Company’s transfer agent as  soon as  practicable after the Effective  Date. The letter  of transmittal  will contain  instructions  on  how  to  surrender  your  certificate(s)  to  the  transfer  agent.  Upon  receipt  of  your properly completed  and  executed  letter  of  transmittal  and  your  stock  certificate(s),  you  will  be  issued  the appropriate  number  of  shares  either  in  certificate  form  or  electronically  in  book-entry  form  under  the direct registration system. No new stock certificates will  be issued to a stockholder  until  such stockholder has surrendered such stockholder’s outstanding certificate(s) to the transfer agent.

Beginning  on  the  Effective  Date,  each  certificate  representing  shares  of  Common  Stock  will  be  deemed for all corporate purposes to evidence ownership of post Reverse Split shares of Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD

NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL

Registered Book-Entry Holders

The  Company’s  registered  common  stockholders  may  hold  some  or  all  of  their  shares  electronically  in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates  evidencing  their  ownership  of  our  Common  Stock.  They  will,  however,  be  provided  with  a statement  reflecting  the  number  of  shares  registered  in  their  accounts.  If  you  hold  shares  in  book-entry form,  you  do  not  need  to  take  any  action  to  receive  your  post  Reverse  Split  shares.  If  you  are  entitled  to post  Reverse  Split  shares,  a  transaction  statement  will  automatically  be  sent  to  your  address  of  record indicating the number of shares you hold.

Non-registered Stockholders

Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note

that   such   banks,   brokers   or   other   nominees   may   have   different   procedures   for   processing   the

consolidation  than  those  that  would  be  put  in  place  by  the  Company  for  registered  stockholders.  If  you hold  your  shares  with  such  a  bank,  broker  or  other  nominee  and  if  you  have  questions  in  this  regard,  you are encouraged to contact your nominee

Certain U.S. Federal Income Tax Consequences

The  information  below  is  only a  summary  of  certain  U.S.  federal  income  tax  consequences  of  a  Reverse

Split  and  does  not  purport  to  be  a  complete  discussion  of  all  possible  tax  consequences.  This  summary addresses  only those  stockholders  who  hold  their  shares  of  Common  Stock  as  "capital  assets"  as  defined in  the  Internal  Revenue  Code  of  1986,  as  amended  ("Code").  This  discussion  does  not  address  all  U.S.

federal   income   tax  considerations   that   may  be   relevant   to   particular   stockholders   in   light   of  their

individual  circumstances  or to  stockholders  that  are  subject  to  special  rules,  such as  financial  institutions,

tax-exempt   organizations,  insurance   companies,   dealers  in  securities,   and  foreign  stockholders.  The

following   summary   is   based   upon   the   provisions   of   the   Code,   applicable   Treasury   Regulations

thereunder,  judicial  decisions  and  current  administrative  rulings,  as  of  the  date  hereof,  all  of  which  are subject to  change,  possibly on  a  retroactive  basis. Tax consequences  under  state,  local,  foreign,  and  other laws  are  not  addressed  herein.  Each  stockholder  should  consult  his,  her  or  its  own  tax  advisor  as  to  the particular  facts  and  circumstances  that  may be  unique  to  such  stockholder  and  also  as  to  any estate,  gift,

state, local or foreign tax considerations arising out of the Reverse Split.

The  tax  treatment  of  a  stockholder  may  vary  depending  upon  the  particular  facts  and  circumstances  of such  stockholder.  You  should  consult  with  your  own  tax  advisor  with  respect  to  the  tax  consequences  of the  Reverse  Split.  As  used  herein,  the  term  “U.S.  Holder”  means  a  stockholder  that  is,  for  U.S.  federal income  tax  purposes:  a  citizen  or  resident  of  the  United  States;  a  corporation  or  other  entity  treated  as  a corporation  for  U.S.  federal  income  tax  purposes  created  or  organized  in  or  under  the  laws  of  the  United

States  or  any  state,  including  the  District  of  Columbia;  an  estate  the  income  of  which  is  subject  to  U.S.

federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S.

court  and  the  control  of  one  of  more  U.S.  persons  or  (ii)  has  a  valid  election  in  effect  under  applicable

U.S. Treasury Regulations to be treated as a U.S. person.

The  following  information  is  based  on  the  Code,  applicable  Treasury  Regulations,  judicial  authority  and administrative  rulings  and  practice,  all  as  of  the  date  hereof.  The  Company’s  view  regarding  the  tax consequences  of  the  reverse  stock  split  is  not  binding  on  the  Internal  Revenue  Service  or  the  courts,  and either  could adopt  a contrary position.  In addition,  future legislative,  judicial  or administrative  changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such  changes  or  interpretations  could  be  applied  retroactively  and  could  affect  the  tax  consequences described  herein.  No  ruling  from  the  Internal  Revenue  Service  or  opinion  of  counsel  has  been  or  will  be obtained in connection with the Reverse Split.

No  gain or  loss  should  be recognized by a  U.S.  Holder  upon such  holder’s  exchange  of pre-Reverse  Split shares  of Common  Stock  for  post-Reverse  Split  shares  of Common  Stock.  The  aggregate  tax  basis  of  the post-Reverse  Split  shares  will  be  the  same  as  the  holder’s  aggregate  tax  basis  in  the  pre-Reverse  Split shares  exchanged  therefor.  The  holder’s  holding  period  for  the  post-Reverse  Split  shares  will  include  the period during which the stockholder held the pre-Reverse Split shares surrendered.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE AVAILABLE SHARES OF COMMON

STOCK

The principal reasons for effecting the Reverse Split is to comply with the conditions of the Lead Investor

Agreement  and  to  increase  the  share  price  of  our  Common  Stock  in  order  to  attract  investors.  The

Company has not entered into any agreements whereby it has agreed to issue available shares of Common

Stock.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes is required for approval of the Reverse Split.

The Company has obtained this approval through the written consent of stockholders casting a majority of the votes entitled to participate in the approval. Therefore, an extraordinary meeting of the stockholders to approve the Reverse Split is unnecessary and will not take place for this purpose.

AMENDMENTS TO ARTICLES OF INCORPORATION (Resolutions (ii) and (iii)

On April 7, 2017, the Company’s Board of Directors and the Consenting Stockholders approved the filing of an amendment to the Articles to decrease the number of authorized shares of Common Stock from five

hundred  and  twenty  five   million  (525,000,000)  par  value  $0.001  to  two  hundred  and  fifty  million

(250,000,000)  par  value  $0.001  and  to  decrease  the  number  of  authorized  shares  of  Preferred  Stock  from two  hundred  and  fifty  million  (250,000,000)  shares  par  value  $0.001  to  seventy-five  million  shares

(75,000,000) par value $0.001 with no change in the number of designated or outstanding shares of Series

A Preferred or Series B Preferred. The form of the Amendments is attached hereto as Exhibit A.

The  decrease in the number of the Company’s  authorized shares of Common  Stock and authorized shares of Preferred Stock will be implemented by amending our Articles without changing either the par value of each  designated  class  of  securities  or  decreasing  the  number  of  shares  already  designated  as  Series  A

Preferred and Series B Preferred.

The  Amendments  will  cause  the  Company  to  delete  the  third  article  of  its  Articles,  as  amended,  in  its entirety, providing for a new third article as follows:

“Article  3:  The  Capital  Stock  shall  consist  of  250,000,000  shares  of  common  stock,

$0.001  par  value,  all  of  which  stock  shall  be  entitled  to  voting  power,  and  75,000,000 shares  of preferred stock, $0.001  par  value.  To the  fullest  extent  permitted by the laws  of the  state  of  Nevada  (currently  set  forth  in  NRS  78.195  and  78.1955),  as  the  same  now exists  or  may hereafter  be amended or  supplemented,  the Board of  Directors  may fix  and determine  the  designations,  rights,  preferences  or  other  variations  of  each  class  or  series

within  each  class  of  preferred  stock  of  the  Corporation.    The  Corporation  may  issue

shares   of   Capital   Stock   for   such   consideration   as   may   be   fixed   by   the   Board   of

Directors.”

The  decrease in the number of authorized shares  of the Company’s Common  Stock and authorized shares of the  Company’s  Preferred  Stock will  become  effective  upon  the  filing of the amendment  to its Articles,

as  amended,  with  the  Nevada  Secretary  of  State,  which  is  expected  to  occur  as  soon  as  is  reasonably practicable  on or after the twentieth (20th) day following the  mailing of this  Information Statement to our stockholders.

Reasons for Decreasing the Number of Authorized Shares of Common and Preferred Stock

The  Board  of  Directors  and  the  Consenting  Stockholders  determined  to  decrease  the  number  of  shares  of our  authorized  Common  Stock  and  Preferred  Stock  in  order  to  reduce  the  number  of  shares  available  for issuance.  We  believe  that  the  number  of  shares  currently  available  for  issuance  may  have  a  negative impact  on  our  efforts  to  attract  additional  financing  due  to  the  dilutive  effect  of  having  such  a  large number  of  shares  available  for  issuance.  Further,  we  are  committed  to  issuing  an  additional  717,760 shares  of  Preferred  B  to  individuals  or  entities  who  subscribed  to  our  most  recent  private  placement offering  in  connection  with  the  Lead  Investor  Agreement,  act  as  our  advisors  or  have  entered  into  debt settlements  with  us.  Otherwise,  the Company has  no  plans,  commitments  or arrangements  with  respect  to issuing  authorized  but  unissued  shares  of  Common  Stock  or  Preferred  Stock.  For  this  reason,  we  believe that  a  decrease  in  the  number  of  shares  of  our  authorized  Common  Stock  and  Preferred  Stock  is  in  the

best interests of both the Company and its stockholders.

Effects of Filing the Amendments

The  filing  of  the  Amendments  with  the  Nevada  Secretary  of  State  will  have  no  effect  on  existing stockholders of Common Stock, Series A Preferred Stock or Series B Preferred Stock.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE AVAILABLE SHARES OF COMMON

OR PREFERRED STOCK

The  principal  reason  for  filing  the  Amendments  is  to  reduce  the  number  of  shares  available  for  issuance.

However,  we  are  committed  to  issuing  717,760  shares  of  Preferred  B  to  individuals  or  entities  who subscribed  to  our  most  recent  private  placement  offering,  act  as  our  advisors  or  have  entered  into  debt settlements  with  us.  Otherwise,  the  Company  has  no  other  plans,  commitments  or  arrangements  with respect to issuing authorized but unissued shares of Common Stock or Preferred Stock.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes is required for approval of the Amendments

The Company has obtained this approval through the written consent of stockholders casting a majority of the votes entitled to participate in the approval. Therefore, an extraordinary meeting of the stockholders to approve the Amendments is unnecessary and will not take place for this purpose.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  table  sets  forth  the  total  number  of  shares  owned  beneficially  by  each  of  our  directors,

named  executive  officers,  individually and  as  a  group,  and  the  present  owners  of 5%  or  more  of our  total outstanding  shares  of  Common  Stock,  Series  A  Preferred  Stock  and  Series  B  Preferred  Stock.  The

Company  had  23,450,233  shares  of  Common  Stock,  4,565,000  shares  of  Series  A  Preferred  Stock  and

12,970,648 shares of Series B Preferred Stock issued and outstanding as of April 7, 2017.

Series A Preferred

Series B Preferred

Common Shares

Shares

Shares

Amount and

Amount and

Nature of

Nature of

Beneficial

Amount and Nature of

Beneficial

Ownership

Name and Address of

Beneficial Ownership   Percentage   Ownership   Percentage

(1)

Percentage

Beneficial Owner

(1)

of Class

(1)

of Class

of Class

Ajay Hans

1018 Cornwall Street

-

New Westminster, BC

Direct and Indirect

0%

4,565,000 (2)      100%

7,862,278 (2)

61%

V3M 1S2

Direct

Indirect

Donald Duberstein

49 Bristol Drive

-

Boynton Beach, FL 33436

Direct and Indirect

0%

-

-

1,189,167(3)

9%

Malek Ladki

2584 Brickland, Drive

-

Ottawa, ON K45C 1R8

Direct and Indirect

0%

-

-

1,600,000(4)

12%

Directors and Executive

Officers as a Group

Direct and Indirect

0%

4,565,000

100%

10,651,445

82%

Direct

Direct and

Indirect

5%+ Stockholders

Stephen Fowler

51 Bay View Drive

10,231,000 (5)

Point Roberts, WA 98281

Direct and Indirect

44%

-

-

-

-

Bacarrat Overseas Limited

Pasea Estate Road Town

1,425,280

Tortola, BVI

Direct

6%

-

-

-

-

CPT Secure Inc.

325-3381 Cambie Street

-

Vancouver, BC V5Z 2W6

Direct and Indirect

0%

-

-

855,000

7%

Direct

(1)

Beneficial  Ownership  is  determined  in  accordance  with  the  rules  of  the  Commission  and  generally  includes  voting  or investment  power  with  respect  to  securities.  Each  of  the  beneficial  owners  listed  above  has  direct  ownership  and  sole voting power and with respect to the shares of our Common Stock or Preferred Stock, as applicable.

(2)

Ajay  Hans  directly  holds  4,565,000  shares  of  Series  A  Preferred  and  indirectly  holds  3,212,278  shares  of  Series  B

Preferred as the principal of Alligato Inc. and 4,650,000 shares of Series B Preferred as the principal of 085374 C Ltd.

(3)

Don  Duberstein  directly  holds  1,169,167  shares  of  Series  B  Preferred  and  indirectly  holds  20,000  shares  of  Series  B

Preferred as the principal of The Duberstein Corporation

(4)

Malek  Ladki  directly  holds  300,000  shares  of  Series  B  Preferred  and  indirectly  holds  1,300,000  shares  of  Series  B

Preferred as the principal of Tactus Consulting, Inc.

(5)

Stephen   Fowler   directly   holds   6,851,000   shares   of   common   and   indirectly   holds   3,380,000   shares   of   common

comprised  of  75,000  as  the  principal  of  Forte  Finance,  LLC,  2,605,000  as  the  principal  of  Forte  Finance  Limited,  in addition to directing 160,000 shares held in trust for his family members and 540,000 held by his wife.

Additional Information

The  Company  is  subject  to  the  informational  requirements  of  the  Exchange  Act,  and  in  accordance therewith  files  reports,  proxy  statements  and  other  information  including  annual  and  quarterly reports  on

Form  10-K  and  10-Q  with  the  Commission.  Reports  and  other  information  filed  by  the  Company  can  be inspected  and  copied  at  the  public  reference  facilities  maintained  at  the  Commission  at  Room  1024,  450

Fifth  Street, N.W., Washington,  DC  20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549,

at  prescribed  rates.  The  Commission  maintains  a  web  site  on  the  Internet  (http://www.sec.gov)  that contains  reports,  proxy  and  information  statements  and  other  information  regarding  issuers  that  file

electronically  with   the  Commission   through   the   Electronic  Data  Gathering,   Analysis   and   Retrieval

System.

The  following  documents  as  filed  with  the  Commission  by  the  Company  are  incorporated  herein  by reference:

1.

Annual Report on Form 10-K for the year ended March 31, 2016; and

2.

Quarterly  Reports  on  Form  10-Q  for  the  quarters  ended  June  30,  2016,  September  30,  2016  and

December 31, 2016.

3.

Current Report on Form 8-K dated April 4, 2017 (Lead Investor   Agreement).

The  Company  shall  provide,  without  charge,  to  each  person  to  whom  an  Information  Statement  is delivered,  upon  written  or  oral  request  of  such  person  and  by  first  class  mail  or  other  equally  prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that  is  incorporated  by  reference  unless  such  exhibits  are  specifically  incorporated  by  reference  into  the information  that  the  Information  Statement  incorporates),  and  the  address  and  telephone  numbers  to which such a request is to be directed.

We  are  sending  you  this  Information  Statement  to  you,  which  describes  the  purpose  and  effect  of  the above  actions.  Your  consent  to  the  above  actions  is  not  required  and  is  not  being  solicited  in  connection with  these  actions.  This  Information  Statement  is  intended  to  provide  our  stockholders  information required by the rules and regulations of the Exchange Act.

SIGNATURE

Pursuant  to the  requirements  of the Exchange  Act,   the Company has  duly caused  this report  to  be  signed

on its behalf by the undersigned hereunto authorized.

MOBETIZE CORP.

By Order of the Board of Directors

By: ___________________

Ajay Hans, Chief Executive Officer

Vancouver, Canada

April __, 2017

EXHIBIT A

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Mobetize Corp.

2. The articles have been amended as follows:  (provide article numbers, if available)

Article 3:  The Capital Stock shall consist  of 250,000,000 shares of common stock, $0.001 par value,  all of which stock shall be entitled to voting power, and 75,000,000 shares of preferred stock, $0.001 par value.

To  the  fullest  extent  permitted  by  the  laws  of  the  state  of  Nevada  (currently  set  forth  in  NRS  78.195  and

78.1955),  as the same  now exists or may hereafter  be amended  or supplemented,  the Board  of  Directors may  fix  and  determine  the  designations,  rights,  preferences  or  other  variations  of  each  class  or  series

within  each  class  of  preferred  stock  of  the  Corporation.   The  Corporation  may  issue  shares  of  Capital

Stock for such consideration as may be fixed by the Board of Directors.

3.  The  vote  by  which  the  stockholders  holding  shares  in  the  corporation  entitling  them  to  exercise  a  least a  majority  of  the  voting  power,  or  such  greater  proportion  of  the  voting  power  as  may  be  required  in  the

case   of   a   vote   by   classes   or   series,   or   as   may   be   required   by   the   provisions   of   the   articles   of

incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

/

Signature of Officer

*If any proposed amendment  would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment  must  be  approved by the vote, in  addition to the affirmative vote otherwise required,  of the  holders  of  shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to  include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After